Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes

Note 8 — Income Taxes

The Company’s taxable income primarily consists of interest income from investments held in the Trust Account. The Company’s general and administrative expenses are generally considered start-up costs and are currently not deductible. There was approximately $111,000 of federal income tax expense for the year ended December 31, 2022 and no income tax expense for the year ended December 31, 2021.

The income tax provision for the years ended December 31, 2022 and 2021 consists of the following:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Current
Federal	$111,023	$—
State	—	—
Deferred
Federal	(411,243)	(571,138)
State	—	—
Change in valuation allowance	411,243	571,138
Income tax provision	$111,023	$—

The Company’s net deferred tax assets as of December 31, 2022 and 2021 are as follows:

	As of December 31,
	2022	2021
Deferred tax assets
Start-up/organizational costs	$935,979	$501,658
Deferred compensation	41,153	30,777
Accrued bonus	5,250	—
Net operating loss carryforwards	—	38,703
Total deferred tax assets	982,382	571,138
Valuation allowance	(982,382)	(571,138)
Deferred tax assets, net of allowance	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

There were no unrecognized tax benefits as of both December 31, 2022 and 2021. No amounts were accrued for the payment of interest and penalties as of both December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows for the years ended December 31, 2022 and 2021:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Statutory federal income tax rate	21.0%	21.0%
Change in fair value of warrant liability	(42.9)%	37.1%
Change in fair value of FPS liability	4.2%	(24.7)%
Change in valuation allowance	16.3%	(33.4)%
Nondeductible interest expense	5.8%	—%
Effective Tax Rate	4.4%	—%

The Company’s effective tax rate differs from the federal statutory rate mainly due to the changes in fair value of warrant and FPS liabilities, which are not taxable and not deductible, and start-up costs, which are currently not deductible as they are deferred for tax purposes.